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                                                                  Exhibit 10.8



                        FIRST AMENDMENT TO LOAN AGREEMENT

                  FIRST AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of October 16, 2001, and effective as of September 27, 2001, between BUNGE INTERNATIONAL LIMITED, a company organized with limited liability under the laws of Bermuda ("BIL"), and BUNGE LIMITED, a company organized with limited liability under the laws of Bermuda ("BL").

                                    RECITALS

                  WHEREAS, BIL, as borrower, and BL, as lender, are parties to a loan agreement, dated as of May 17, 2001 and effective as of April 1, 2001 (such loan agreement, as amended, supplemented or otherwise modified through the date hereof, the "LOAN AGREEMENT");

                  WHEREAS, Advances under the Loan Agreement bear interest at a rate PER ANNUM equal to the LIBOR Rate in effect for each Interest Period plus 0.50%, computed on the basis of a 360-day year for actual days elapsed;

                  WHEREAS, BL funded $45,000,000 of the Advances currently outstanding to BIL through long-term notes at the Bunge Master Trust that bear a blended interest rate of 6.79%;

                  WHEREAS, BIL, as borrower, and Seara International Ltd., a company organized with limited liability under the laws of the Cayman Islands ("SEARA"), as lender, are parties to a loan agreement, dated as of June 6, 2001 (such loan agreement, as amended, supplemented or otherwise modified through the date hereof, the "SEARA LOAN AGREEMENT");

                  WHEREAS, on June 6, 2001 and July 16, 2001, BIL borrowed $12,000,000 and $1,000,000, respectively, under the Seara Loan Agreement; and BIL did not use such proceeds to prepay Advances under the Loan Agreement as provided for in Section 2.5(b)(i) thereof;

                  WHEREAS, to date BIL has repaid $17,756,652.49 of the principal outstanding under the Loan Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


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                                    ARTICLE 1

                                    AMENDMENT

                  Section 2.6 of the Loan Agreement is hereby amended by deleting the first sentence and replacing it with the following:

                  "The Advances shall bear interest at a rate PER ANNUM equal to BL's cost of funds for each Interest Period, computed on the basis of a 360-day year for actual days elapsed. BL shall notify BIL on the first day of each Interest Period if its cost of funds for such Interest Period has changed from the cost of funds for the prior Interest Period."


                                    ARTICLE 2

                                     WAIVERS

                  Pursuant to BIL's request, BL hereby waives any Event of Default arising under Section 5(a) or (d) of the Loan Agreement as a result of a breach of Section 2.5(b) of the Loan Agreement in connection with (i) the failure to use the $13,000,000 Net Cash Proceeds of Indebtedness incurred by BIL under the Seara Loan Agreement to prepay the Advances under the Loan Agreement; and (ii) any future payment to Seara under the Seara Loan Agreement in lieu of a prepayment under the Loan Agreement. This waiver is subject to the provisions of
Section 6.1 of the Loan Agreement.


                                    ARTICLE 3

                                  MISCELLANEOUS

                  SECTION 3.1. The Loan Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement and all of the collateral described therein do and shall continue to secure the payment of all obligations of BIL under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of BL under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 3.2. Capitalized terms not otherwise defined herein have the meanings specified in the Loan Agreement.


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                  SECTION 3.3. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 3.4. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BUNGE INTERNATIONAL LIMITED


                                       By /s/ Susie Ter-Jung
                                         ---------------------------------------
                                       Name:  Susie Ter-Jung



                                       By /s/ Carey Dubois
                                         ---------------------------------------
                                       Name:  Carey Dubois



                                       BUNGE LIMITED


                                       By /s/ Morris Kalef
                                         ---------------------------------------
                                       Name:  Morris Kalef
                                       Title: Treasurer



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